UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 26, 2021

Magnum Opus Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40266	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong	00000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 3757 9857

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	OPA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	OPA WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	OPA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Business Combination Agreement

On August 26, 2021, Magnum Opus Acquisition Limited, a Cayman Islands exempted company (the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Integrated Whale Media Investment Inc., a BVI business company incorporated in the British Virgin Islands, in its capacity as a seller (“IWM”) and shareholders’ representative (the “Shareholders’ Representative”), Highlander Management LLC, a limited liability company incorporated in the State of Delaware (“Highlander”, and together with IWM, the “Sellers”), Forbes Global Holdings Inc., a BVI business company incorporated in the British Virgin Islands (“FGH”), and Forbes Global Media Holdings, Inc., a BVI business company incorporated in the British Virgin Islands (“FGMH”). Each of the Company, IWM, Highlander, FGH and FGMH are individually referred to herein as a “Party” and, collectively, the “Parties.” The time of the closing of the Business Combination is referred to herein as the “Closing.” The date of the Closing of the Business Combination is referred to herein as the “Closing Date.”

The Business Combination Agreement and the transactions contemplated thereby were approved by the board of directors of the Company.

The Business Combination and Consideration

Subject to, and in accordance with, the terms and conditions of the Business Combination Agreement, on the Closing Date the Company will purchase from IWM and Highlander all of the shares of FGH and FGMH, and the outstanding options of FGMH held by each optionholder will be surrendered, in each case in exchange for a combination of cash and newly issued shares of the Company. Following the consummation of the transactions, the Company will directly or indirectly hold 100% of the issued share capital of FGH and FGMH.

In accordance with the terms and subject to the conditions of the Business Combination Agreement, the aggregate consideration payable to IWM, Highlander and the optionholders will be valued at $620,000,000, subject to adjustments for cash and outstanding indebtedness of the target companies as of the Closing, transaction expenses and net working capital relative to a target (the “Closing Consideration”), and will be paid in a combination of cash and shares of the Company. The Closing Consideration will be allocated among IWM, Highlander and optionholders on a pro rata basis (with respect to the optionholders, on a net “cashless” exercises basis). The aggregate cash consideration will be an amount equal to the Company’s cash and cash equivalents as of the Closing (including proceeds in connection with the Private Placement (as defined below) and the funds in the Company’s trust account as of the Closing), plus cash and cash equivalents of the target companies, minus transaction expenses of the Company and the target companies, minus $145,000,000. The remainder of the Closing Consideration will be paid in a number of shares of newly issued Class A ordinary shares of the Company valued at $10.00 per share. At the Closing, the Company will deposit with an escrow agent an amount equal to $5,000,000 which will be disbursed following the determination of the post-Closing purchase price adjustment.

Representations and Warranties; Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. The representations and warranties made under the Business Combination Agreement will not survive the Closing, other than the Sellers’ representations and warranties regarding title of the sold shares, which will survive for six months following the Closing.

In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, (i) a covenant of each party to use its reasonable best efforts to cause the Business Combination to be consummated after the date of the execution of the Business Combination Agreement in the most expeditious manner practicable, (ii) a covenant of the Company to convene an extraordinary general meeting of the Company and of the board of directors of the Company to recommend that the shareholders of the Company approve the shareholder proposals, except that the board of directors of the Company may change, withdraw, withhold, qualify or modify or publicly propose to change, withdraw, withhold, qualify or modify its recommendation (a “Change in Recommendation”) in response to an Intervening Event (as defined in the business Combination Agreement) if it determines in good faith, after consultation with its outside legal counsel and/or financial advisors, that a failure to make a Change in Recommendation would reasonably be expected to constitute a breach by the board of directors of its fiduciary obligations to the Company’s shareholders under applicable law, (iii) covenants providing that the parties will not solicit, initiate, encourage or continue discussions with respect to any other alternative transaction, (iv) a covenant by FGMH to deliver to the Company the audited financing statements that have been audited in accordance with PCAOB auditing standards by a PCAOB qualified auditor and other audited and unaudited financial statements of FGMH that are required to be included in the proxy statement, and (v) a covenant by the Company that it shall provide employees of FGMH with compensation packages no less favorable than those as of immediately prior to the Closing Date during the twelve (12) months following the Closing Date.

Conditions to Each Party’s Obligations

Under the Business Combination Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others, (i) the accuracy of representations and warranties to various standards, from no material qualifier to a material adverse effect qualifier, (ii) material compliance with pre-closing covenants, (iii) no material adverse effect both for the Company and the target companies, (iv) the delivery of customary closing certificates, (v) receipt of the HSR approval, (vi) the absence of a legal prohibition on consummating the transactions, (vii) approval by the Company’s shareholders, (viii) approval of a listing application on the NYSE for newly issued shares, and (ix) the Company having at least US$5,000,001 of net tangible assets remaining after redemption. The Sellers’ obligation to consummate the Business Combination is also subject to the amount of available cash of the Company from a combination of the Company’s trust account and PIPE investments being equal to or greater than $400,000,000.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the closing of the Business Combination, including, among things, (i) by mutual written consent of the Company and the Shareholders’ Representative, (ii) upon any permanent injunction or other governmental order preventing the consummation of the transactions which shall have become final and non-appealable, (iii) upon a material breach of any representation, warranty, covenant or agreement (subject to an opportunity to cure, if such violation or breach is capable of being cured) and (iv) if the Business Combination has not been consummated by February 26, 2022 and such failure in closing beyond such date is not due to the breach of the Business Combination Agreement by the party seeking to terminate.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

PIPE Financing (Private Placement)

Concurrently with the execution of the Business Combination Agreement, the Company entered into subscription agreements with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors have agreed to purchase an aggregate of 40,000,000 Class A ordinary shares of the Company in a private placement for $10.00 per share for aggregate gross proceeds of US$400,000,000 (the “PIPE Financing”). The proceeds from the PIPE Financing will be used to partially fund the cash consideration to be paid to IWM, Highlander and the optionholders of FGMH at the Closing, with any remainder used to fund working capital of the Company following the Closing. Under the Subscription Agreements, the obligations of the parties (or, in some cases, some of the parties) to consummate the PIPE Financing are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others, (i) the absence of a legal prohibition on consummating the PIPE Financing, (ii) all conditions precedent under the Business Combination Agreement having been satisfied or waived, (iii) the accuracy of representations and warranties in all material respects and (iv) material compliance with covenants.

A copy of the form of subscription agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description of the PIPE Financing is qualified in its entirety by reference thereto.

Other Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Company, Magnum Opus Holdings LLC, a Cayman Islands limited liability company (“Sponsor”), certain directors and officers of the Company listed thereto (together with Sponsor, each a “Company Shareholders”) and the Shareholders’ Representative entered into a support agreement (the “Support Agreement”), pursuant to which each Company Shareholder has agreed to, among other things, vote to adopt and approve Business Combination Agreement and the other documents contemplated thereby and the transactions contemplated thereby, not transfer any share of the Company until termination of the Support Agreement, waive or not otherwise perfect any anti-dilution or similar protection with respect to any founder shares of the Company and not elect to have any share of the Company redeemed in connection with the transactions.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Support Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Investor Rights Agreement

Concurrently with the execution of the Business Combination Agreement, the Company, Sponsor, IWM, Highlander and other parties listed thereto entered into an investor rights agreement (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, (i) the board of directors of the Company shall be comprised of nine (9) directors at and immediately following the Closing, of which, one individual shall be nominated by the Sponsor, two individuals shall be nominated by IWM, one individual shall be the chief executive officer of the Company, and five individuals shall be jointly nominated by mutual agreement of the Sponsor and IWM, (ii) the board of directors of the Company shall be divided into three classes of directors, with each class serving for staggered three-year terms, (ii) the Company will agree to undertake certain resale shelf registration obligations in accordance with the U.S. Securities Act of 1933, as amended (the “Securities Act”) and certain holders have been granted customary demand and piggyback registration rights, and (iv) each party to the Investor Rights Agreement agrees to a twelve (12) month lock-up period for the shares and warrants of the Company owned by such party, subject to certain customary exceptions.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Investor Rights Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the caption “Private Placement” is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On August 26, 2021, the Company issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is an investor presentation that the Company has prepared for use in connection with the Business Combination, dated August 26, 2021.

Furnished as Exhibit 99.3 is a transcript of the related video presentation, dated August 26, 2021.

The foregoing (including Exhibits 99.1, 99.2 and 99.3) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of section 27A of the Securities Act and section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to the Company and FGMH. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed transaction, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of the Company and FGMH believes that it has a reasonable basis for each forward-looking statement contained in this Current Report, each of the Company and FGMH caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement relating to the proposed transaction, which is expected to be filed by the Company with the SEC and other documents filed by FGMH or the Company from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements in this Current Report include statements regarding the proposed transaction, including the timing and structure of the transaction, the proceeds of the transaction and the benefits of the transaction. Neither the Company nor FGMH can assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including the ability to complete the business combination due to the failure to obtain approval from the Company’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by the Company’s public shareholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the proxy statement to be filed by the Company with the SEC and those included under the heading “Risk Factors” in the Company’s final prospectus relating to its initial public offering dated March 23, 2021 and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company, FGMH, their respective directors, officers or employees or any other person that the Company and FGMH will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent the views of the Company and FGMH as of the date of this Current Report. Subsequent events and developments may cause those views to change. However, while the Company and FGMH may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of the Company or FGMH as of any date subsequent to the date of this Current Report.

Important Information and Where to Find it

In connection with the proposed transaction, the Company will file a preliminary proxy statement and a definitive proxy statement with respect to the shareholders meeting of the Company to vote on the proposed transaction. Shareholders of the Company and other interested persons are encouraged to read, when available, the preliminary and definitive proxy statements as well as other documents to be filed with the SEC because these documents will contain important information about the Company, FGMH and the proposed transaction. The definitive proxy statement will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed transaction. Once available, shareholders of the Company will also be able to obtain a copy of the proxy statements and other documents filed with the SEC without charge, by directing a request to: Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong. The preliminary and definitive proxy statements, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and FGMH and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this Current Report under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership is set forth in the Company’s filings with the SEC, including its final prospectus relating to its initial public offering dated March 23, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s shareholders in connection with the potential transaction will be set forth in the preliminary and definitive proxy statements when those are filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or Forbes, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1*	Business Combination Agreement, dated as of August 26, 2021, by and among Magnum Opus Acquisition Limited, Integrated Whale Media Investment Inc., Highlander Management LLC, Forbes Global Holdings Inc. and Forbes Global Media Holdings, Inc.
10.1	Form of Subscription Agreement.
10.2	Support Agreement, dated as of August 26, 2021, by and among Magnum Opus Acquisition Limited, Magnum Opus Holdings LLC, Integrated Whale Media Investment Inc. and other parties listed thereto.
10.3	Investor Rights Agreement, dated as of August 26, 2021, by and among Magnum Opus Acquisition Limited, Magnum Opus Holdings LLC, Integrated Whale Media Investment Inc., Highlander Management LLC and other parties listed thereto.
99.1	Press Release issued by Magnum Opus Acquisition Limited and Forbes Global Media Holdings, Inc. on August 26, 2021.
99.2	Investor Presentation of Magnum Opus Acquisition Limited and Forbes Global Media Holdings, Inc. dated August 26, 2021.
99.3	Transcript of the Investor Presentation dated August 26, 2021.

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company hereby undertakes to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that the Company may request confidential treatment for any such schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2021

Magnum Opus Acquisition Limited

By:	/s/ Hou Pu Jonathan Lin
Name: Hou Pu Jonathan Lin
Title: Chief Executive Officer